Exhibit 13.2
Certification by the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Maxeon Solar Technologies, Ltd. (the “Company”) on Form 20-F for the fiscal year ended January 2, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kai Strohbecke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 24, 2022

By:	/s/ Kai Strohbecke
Name:	Kai Strohbecke
Title:	Chief Financial Officer